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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 28, 2006

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                              SONUS NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)

            DELAWARE                   000-30229               04-3387074
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  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

                250 APOLLO DRIVE, CHELMSFORD, MASSACHUSETTS 01824
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 614-8100
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 3, 2007, Sonus Networks, Inc. (the "Registrant") issued a press release providing a business update for the quarter and the year ended December 31, 2006. A copy of the press release is attached as Exhibit 99.1 hereto.

The information in this Item 2.02 of this Current Report on Form 8-K and
Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01.  OTHER EVENTS.

On December 28, 2006, Sonus Networks, Inc. (the "Company") received a letter from the NASDAQ Stock Market, stating that the Nasdaq Listing Qualifications Panel has granted the Company an exception to NASDAQ's periodic reporting requirements. The Panel has allowed the Company until February 12, 2007 to file its Form 10-Qs for the quarters ended June 30, 2006 and September 30, 2006.

A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits

            99.1 Press release of Sonus Networks, Inc. dated January 03, 2007 reporting receipt of NASDAQ Continued Listing Decision.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2007                                SONUS NETWORKS, INC.

                                                     By: /s/ Ellen B. Richstone
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                                                         Ellen B. Richstone
                                                         Chief Financial Officer

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                                  EXHIBIT INDEX

99.1 Press release of Sonus Networks, Inc. dated January 03, 2007 reporting receipt of NASDAQ Continued Listing Decision.

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